SUPPLEMENT
DATED DECEMBER 15, 2004
TO THE ACTIVA MONEY MARKET FUND
PROSPECTUS & STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 27, 2004

The Board of Trustees of the Activa Money Market Fund (the "Fund"), at its meeting on December 13, 2004, voted to liquidate the Fund. It is expected that the books of the Fund will be closed on or about December 28, 2004, and that shareholders will receive a liquidating distribution on or about December 29, 2004. The liquidating distribution is expected to be at least $1.00 per share. Activa Asset Management, LLC, the Fund's Investment Adviser, has agreed to pay the expenses of the liquidation.

SUPPLEMENT
DATED DECEMBER 15, 2004
TO THE ACTIVA GROWTH FUND
PROSPECTUS & STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 27, 2004

The Board of Trustees of the Activa Growth Fund (the "Fund"), at its meeting on December 13, 2004, approved the assignment of the Fund's sub-advisory agreement to BlackRock Advisors ("BlackRock Advisors"), a wholly-owned subsidiary of Black Rock, Inc. ("BlackRock, Inc."), one of the largest publicly traded investment management firms in the United States. BlackRock, Inc. is majority-owned by The PNC Financial Services Group, Inc., and is headquartered in New York.

The Fund's current sub-adviser is State Street Research & Management Company ("State Street Research"). The parent company of State Street Research, MetLife, Inc., has agreed to sell State Street Research to BlackRock, Inc. It is expected that this sale will occur during the first quarter of 2005. The sale will result in a change of control of State Street Research and will therefore result in a technical assignment of the Fund's sub-advisory contract pursuant to the Investment Company Act of 1940.

The assignment will not result in any change in the terms and conditions of the sub-advisory agreement. There will be no change in the Fund's investment objectives, policies or restrictions. Nor is it expected that there will be any change in the management team that is responsible for the day-to-day management of the Fund's investment portfolio.

The Fund's sub-advisory agreement expires on March 31, 2005 unless the Board of Trustees elects to extend it. The agreement, and the effect of the change of control of State Street Research, will be further considered by the Board of Trustees at its next regular meeting.

SUPPLEMENT
DATED DECEMBER 15, 2004
TO THE PROSPECTUSES & STATEMENTS OF ADDITIONAL INFORMATION
DATED APRIL 27, 2004
OF ACTIVA MONEY MARKET FUND, ACTIVA INTERMEDIATE BOND FUND, ACTIVA VALUE FUND, ACTIVA GROWTH FUND, AND ACTIVA INTERNATIONAL FUND.

We are sad to report that Jay Van Andel, a controlling person of the Investment Adviser and a principal shareholder of the Activa Funds, died earlier this month following a lengthy illness.